Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,335,000
Previously Paid Amount	0
Total Fee Amount	68,958.16
Total Offset Amount	0
Net Fee	$ 68,958.16